UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM N-CSR


          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03595

Name of Fund:  Merrill Lynch Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
     Officer, Merrill Lynch Healthcare Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
     NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/05

Date of reporting period: 05/01/04 - 04/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Healthcare Fund, Inc.


Annual Report
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Healthcare Fund, Inc.


Portfolio Information as of April 30, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Roche Holding AG                                  7.1%
Caremark Rx, Inc.                                 6.7
Amgen, Inc.                                       6.1
Cerner Corp.                                      5.9
Sepracor, Inc.                                    5.8
WellPoint, Inc.                                   5.3
UnitedHealth Group, Inc.                          5.1
Aetna, Inc. New Shares                            4.6
Abbott Laboratories                               4.1
PacifiCare Health Systems                         3.8


                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                    69.7%
Switzerland                                       6.9
United Kingdom                                    1.5
India                                             1.4
Japan                                             1.3
France                                            1.3
Netherlands                                       0.8
Other*                                           17.1

* Includes portfolio holdings in short-term investments.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:


Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



A Discussion With Your Fund's Portfolio Manager


In an effort to generate gains while containing risk, we remained focused on our long-term strategy of balancing the upside potential of growth-oriented subsectors with the downside support offered by the more defensive areas of healthcare.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended April 30, 2005, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +.74%, -.09%, -.09%, +.99% and +.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Standard and Poor's 500 Index, which represents the broader stock market rather than healthcare stocks alone, returned +6.34%, while the Fund's composite benchmark, which comprises four Morgan Stanley Capital International (MSCI) industries,* returned +7.93%.

Fund returns outpaced the average of the Lipper Health/Biotechnology Funds category, which measures the performance of mutual funds that focus their investment on companies engaged in healthcare and biotechnology. The Lipper Health/Biotechnology Funds category provided an average return of -.79% for the year ended April 30, 2005.

The past 12 months were marked by a sustainable economic recovery in the United States. Gross domestic product (GDP) grew at an annualized rate of 4.4% for 2004, well ahead of the 3% annual growth rate registered in 2003.
As the economic expansion progressed, short-term interest rates rose from their historically low levels as the Federal Reserve Board embarked on a program of "measured" monetary tightening. At the same time, energy prices soared as extraordinary growth in the Chinese economy boosted overall demand. These increases started in May 2004 and continued for the remainder of the period. As a result, energy and other commodity share prices rose to record levels, as did share prices in these sectors.


 * The Fund's composite benchmark comprises the following four
   MSCI industries: health care equipment and supplies (15%), health care providers and services (25%), biotechnology (25%) and pharmaceuticals (35%).


Overall, equity market trading was confined to a fairly narrow range for much of the fiscal year. A turning point came in November, when the Bush election victory triggered a robust rally that lasted until March 2005. At that point, it appeared that the cumulative impact of 12 months of rising interest rates and energy costs had begun to pressure the economy and the equity market. An advanced GDP figure for the first quarter of 2005 came in lower than expected at 3.1%, although that figure was later revised upward to 3.5%.

During this 12-month period, health care was one of the poorest performing industry sectors, which accounts for the Fund's underperformance of the broad-market S&P 500 Index. Pharmaceuticals continued to suffer from an anemic new product flow, as well as intense generic drug price pressure and attempts to invalidate patents. While valuations on pharmaceutical stocks are reasonable, both historically and relatively, the upside, in our judgment, appears limited by negative public perception of the industry. This unfavorable attitude has spilled over to the political and regulatory spheres. Several recent, well-publicized drug marketing withdrawals and possible Congressional action to ease imports from Canada illustrate the climate. In the United States, there is now an adversarial climate between a highly safety-conscious Food and Drug Administration (FDA) and the drug industry. The public antipathy is largely based on the high cost of medications, especially when compared to lower prices on the same drugs sold overseas. Biotechnology stocks, which are always more risky, have been impacted by some of the same pressures, although generic competition is limited. Only managed health care (HMO) stocks posted gains during the year as the Republican victory positioned this subgroup as the vehicle to administer the government's greatly expanded Medicare program.

We believe the Fund performed satisfactorily in this climate. The stronger performance of the composite benchmark largely reflects the absence in that index of small biotechnology holdings, which were severely impacted by a lack of "news flow" during May through October. News flow arises from scientific meetings, which were not scheduled during the summer hiatus. Since these biotechnology companies did not have earnings or dividends to support share prices during a period of market weakness, the absence of news developments was particularly meaningful. Also damaging to performance was the Fund's position in biotechnology company Biogen Idec Inc., which was severely impacted by the FDA's suspension of sales of the company's multiple sclerosis treatment drug. We liquidated our position in Biogen.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



What changes were made to the portfolio during the year?

The Fund gradually adapted a more defensive stance during the 12-month period. The total number of holdings was reduced from 80 to 58. We continued to pursue a "barbell" strategy, seeking to balance risk and reward in the portfolio. We emphasized HMOs and pharmaceuticals to provide downside support in a fragile equity market. Non-U.S.-based pharmaceutical companies were an investment focus. For upside potential, we continued to look to biotechnology companies, especially those with important new discoveries in cancer treatment. We did give greater weight to more mature biotechnology companies, such as Genentech, Inc. and Amgen, Inc., with profitable products on the market. We substantially reduced small cap biotechnology holdings. We took profits on the Fund's hospital stocks, which provided a source of funds for our new purchases.

The Fund's exposure to pharmaceutical stocks was largely unchanged. We continued to avoid generic drug companies, with the exception of two Indian companies - Sun Pharmaceuticals Industries Ltd. and Cadila Healthcare Ltd., both of which remained attractive given their competitive cost advantages.

Over the year, the Fund's U.S. holdings were increased from 76% of net assets to 82% by period-end. Significant positions outside the United States included Japanese drug company Takeda Pharmaceutical Co., Ltd.; the two major Swiss-based pharmaceutical companies, Novartis AG and Roche Holding AG; and the largest French drug company, Sanofi-Aventis.


How would you characterize the Fund's position at the close of the period?

As mentioned earlier, we shifted the portfolio to a more defensive posture in the past year, although its subsector structure was little changed. In addition to decreasing the total number of holdings in the portfolio, we increased the Fund's position in large cap holdings from 49% of net assets to 71% by period-end. This included greater exposure to dividend-paying pharmaceutical companies.

Notwithstanding the hills and valleys of the economic cycle, we believe healthcare is a core long-term investment area driven by an aging population, continued scientific discovery, and economic advances in China, India and other less developed parts of the world. Overall, we continue to pursue a growth-oriented investment strategy. At the same time, we are sensitive to stock valuations and remain diversified across the breadth of health care subsectors.


Jordan C. Schreiber
Vice President and Portfolio Manager


May 26, 2005



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                               6-Month            12-Month           10-Year
As of April 30, 2005                                         Total Return       Total Return       Total Return
ML Healthcare Fund, Inc.--Class A Shares*                       +7.95%             +0.74%            +286.43%
ML Healthcare Fund, Inc.--Class B Shares*                       +7.41              -0.09             +263.18
ML Healthcare Fund, Inc.--Class C Shares*                       +7.65              -0.09             +257.54
ML Healthcare Fund, Inc.--Class I Shares*                       +8.17              +0.99             +296.75
ML Healthcare Fund, Inc.--Class R Shares*                       +7.75              +0.54             +279.59
S&P 500 (R) Index**                                             +3.28              +6.34             +165.62

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
   (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

   S&P 500 is a registered trademark of the McGraw-Hill companies.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:

ML Healthcare Fund, Inc.++
Class A Shares*

Date                       Value

April 1995               $ 9,475.00
April 1996               $13,619.00
April 1997               $14,724.00
April 1998               $21,195.00
April 1999               $23,672.00
April 2000               $30,237.00
April 2001               $34,533.00
April 2002               $35,492.00
April 2003               $29,681.00
April 2004               $36,346.00
April 2005               $36,615.00


ML Healthcare Fund, Inc.++
Class B Shares*

Date                       Value

April 1995               $10,000.00
April 1996               $14,246.00
April 1997               $15,306.00
April 1998               $21,827.00
April 1999               $24,181.00
April 2000               $30,708.00
April 2001               $34,787.00
April 2002               $35,430.00
April 2003               $29,441.00
April 2004               $36,052.00
April 2005               $36,318.00


Standard & Poor's 500 Index++++

Date                       Value

April 1995               $10,000.00
April 1996               $13,021.00
April 1997               $16,294.00
April 1998               $22,985.00
April 1999               $28,001.00
April 2000               $30,837.00
April 2001               $26,837.00
April 2002               $23,449.00
April 2003               $20,328.00
April 2004               $24,979.00
April 2005               $26,562.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/05                  + 0.74%          - 4.55%
Five Years Ended 4/30/05                + 3.90           + 2.79
Ten Years Ended 4/30/05                 +14.47           +13.86

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 4/30/05                  - 0.09%          - 3.77%
Five Years Ended 4/30/05                + 3.09           + 2.80
Ten Years Ended 4/30/05                 +13.77           +13.77

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C, Class I & Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc.++ Class C, Class I and Class R Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Healthcare Fund, Inc.++
Class C Shares*

Date                       Value

April 1995               $10,000.00
April 1996               $14,276.00
April 1997               $15,315.00
April 1998               $21,849.00
April 1999               $24,213.00
April 2000               $30,679.00
April 2001               $34,783.00
April 2002               $35,425.00
April 2003               $29,364.00
April 2004               $35,786.00
April 2005               $35,754.00


ML Healthcare Fund, Inc.++
Class I Shares*

Date                       Value

April 1995               $ 9,475.00
April 1996               $13,645.00
April 1997               $14,811.00
April 1998               $21,338.00
April 1999               $23,900.00
April 2000               $30,605.00
April 2001               $35,065.00
April 2002               $36,085.00
April 2003               $30,287.00
April 2004               $37,223.00
April 2005               $37,592.00


ML Healthcare Fund, Inc.++
Class R Shares*

Date                       Value

April 1995               $10,000.00
April 1996               $14,331.00
April 1997               $15,478.00
April 1998               $22,188.00
April 1999               $24,728.00
April 2000               $31,508.00
April 2001               $35,924.00
April 2002               $36,785.00
April 2003               $30,761.00
April 2004               $37,755.00
April 2005               $37,959.00


Standard & Poor's 500 Index++++

Date                       Value

April 1995               $10,000.00
April 1996               $13,021.00
April 1997               $16,294.00
April 1998               $22,985.00
April 1999               $28,001.00
April 2000               $30,837.00
April 2001               $26,837.00
April 2002               $23,449.00
April 2003               $20,328.00
April 2004               $24,979.00
April 2005               $26,562.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 4/30/05                  - 0.09%          - 1.01%
Five Years Ended 4/30/05                + 3.11           + 3.11
Ten Years Ended 4/30/05                 +13.59           +13.59

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 4/30/05                  + 0.99%          - 4.31%
Five Years Ended 4/30/05                + 4.20           + 3.08
Ten Years Ended 4/30/05                 +14.78           +14.16

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 4/30/05                                   + 0.54%
Five Years Ended 4/30/05                                 + 3.80
Ten Years Ended 4/30/05                                  +14.27



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2004 and held through April 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                             Expenses Paid
                                                                      Beginning           Ending           During the Period*
                                                                    Account Value     Account Value       November 1, 2004 to
                                                                     November 1,        April 30,              April 30,
                                                                         2004              2005                   2005
Actual

Class A                                                                 $1,000          $1,079.50                $ 8.24
Class B                                                                 $1,000          $1,074.10                $12.20
Class C                                                                 $1,000          $1,076.50                $12.27
Class I                                                                 $1,000          $1,081.70                $ 6.85
Class R                                                                 $1,000          $1,077.50                $ 9.53

Hypothetical (5% annual return before expenses)**

Class A                                                                 $1,000          $1,016.97                $ 8.00
Class B                                                                 $1,000          $1,013.13                $11.84
Class C                                                                 $1,000          $1,013.08                $11.89
Class I                                                                 $1,000          $1,018.32                $ 6.64
Class R                                                                 $1,000          $1,015.73                $ 9.25

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.59% for Class A, 2.36%
   for Class B, 2.37% for Class C, 1.32% for Class I and 1.84% for Class R), multiplied by the average account value over the period, multiplied by 182/365.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Schedule of Investments                                                                                         (in U.S. dollars)

NORTH AMERICA     Industry*                      Shares Held     Common Stocks                                          Value
United            Biotechnology Discovery Tools      100,000     Charles River Laboratories International,
States--82.3%     & Platform Technology--3.6%                    Inc. (c)(e)                                       $    4,737,000
                                                     220,000     Covance, Inc. (c)                                     10,040,800
                                                     220,000     Lexicon Genetics, Inc. (c)                               963,600
                                                     200,000     Medarex, Inc. (c)                                      1,416,000
                                                                                                                   --------------
                                                                                                                       17,157,400

                  Biotechnology Products--12.1%      500,000     Amgen, Inc. (c)                                       29,105,000
                                                      53,400     Cypress Bioscience, Inc. (c)                             549,486
                                                     100,000     Genentech, Inc. (c)(e)                                 7,094,000
                                                     200,000     Genzyme Corp. (c)                                     11,722,000
                                                     140,000     Gilead Sciences, Inc. (c)                              5,194,000
                                                      40,000     Keryx Biopharmaceuticals, Inc. (c)                       579,600
                                                     200,000     Progenics Pharmaceuticals, Inc. (c)(e)                 3,562,000
                                                                                                                   --------------
                                                                                                                       57,806,086

                  Health Care Information            485,400     Cerner Corp. (c)(e)                                   28,182,324
                  & Technology--6.5%                 180,000     Emageon, Inc. (c)                                      2,838,600
                                                                                                                   --------------
                                                                                                                       31,020,924

                  Managed Health Care--               80,000     AMERIGROUP Corp. (c)                                   2,809,600
                  Medicaid--1.8%                      80,000     Centene Corp. (c)(e)                                   2,228,000
                                                     120,000     WellCare Health Plans, Inc. (c)(e)                     3,540,000
                                                                                                                   --------------
                                                                                                                        8,577,600

                  Managed Health Care--              300,000     Aetna, Inc. New Shares                                22,011,000
                  Multiline--15.1%                   260,000     UnitedHealth Group, Inc.                              24,572,600
                                                     200,000     WellPoint, Inc. (c)                                   25,550,000
                                                                                                                   --------------
                                                                                                                       72,133,600

                  Managed Health                     160,000     Humana, Inc. (c)                                       5,544,000
                  Care--Regional--4.9%               300,000     PacifiCare Health Systems (c)                         17,928,000
                                                                                                                   --------------
                                                                                                                       23,472,000

                  Medical Devices--10.5%             200,000     Cytyc Corp. (c)                                        4,262,000
                                                     154,200     DexCom, Inc. (c)                                       1,542,000
                                                      80,000     Diagnostic Products Corp. (c)                          3,880,000
                                                     150,000     Intuitive Surgical, Inc. (c)(e)                        6,441,000
                                                     120,000     Medtronic, Inc.                                        6,324,000
                                                     500,000     SonoSite, Inc. (c)(e)                                 14,552,500
                                                     220,000     St. Jude Medical, Inc. (c)                             8,586,600
                                                      60,000     Stryker Corp.                                          2,913,000
                                                      20,000     Zimmer Holdings, Inc. (c)                              1,628,400
                                                                                                                   --------------
                                                                                                                       50,129,500

                  Pharmaceutical--                   399,000     Abbott Laboratories                                   19,614,840
                  Diversified--5.1%                   70,000     Johnson & Johnson                                      4,804,100
                                                                                                                   --------------
                                                                                                                       24,418,940

                  Pharmaceutical--                   100,000     Bristol-Myers Squibb Co.                               2,600,000
                  Prescription--3.7%                 100,000     Vicuron Pharmaceuticals, Inc. (c)                      1,635,000
                                                     300,000     Wyeth                                                 13,482,000
                                                                                                                   --------------
                                                                                                                       17,717,000


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

NORTH AMERICA
(concluded)       Industry*                      Shares Held     Common Stocks                                          Value
United States     Pharmaceutical--                    80,000     Amylin Pharmaceuticals, Inc. (c)(e)               $    1,360,000
(concluded)       Specialty--11.9%                    70,000     CV Therapeutics, Inc. (c)                              1,387,400
                                                     320,000     Celgene Corp. (c)                                     12,131,200
                                                     100,000     Idenix Pharmaceuticals Inc. (c)                        1,891,000
                                                     150,000     MGI Pharma, Inc. (c)                                   3,307,500
                                                      35,138     Myogen, Inc. (c)(e)                                      228,397
                                                     300,000     Nabi Biopharmaceuticals (c)(e)                         3,270,000
                                                     120,000     OSI Pharmaceuticals, Inc. (c)(e)                       5,680,200
                                                     460,000     Sepracor, Inc. (c)(e)                                 27,563,200
                                                                                                                   --------------
                                                                                                                       56,818,897

                  Pharmacy Benefit Managers--7.1%    793,700     Caremark Rx, Inc. (c)                                 31,787,685
                                                      40,000     Medco Health Solutions, Inc. (c)                       2,038,800
                                                                                                                   --------------
                                                                                                                       33,826,485

                                                                 Total Common Stocks in North America--82.3%          393,078,432


PACIFIC BASIN/ASIA

India--1.6%       Pharmaceutical--Generic--1.2%      321,700     Cadila Healthcare Ltd.                                 3,220,340
                                                     200,000     Sun Pharmaceuticals Industries Ltd.                    2,292,618
                                                                                                                   --------------
                                                                                                                        5,512,958

                  Pharmaceutical--                   200,000     Cipla Ltd.                                             1,214,289
                  Specialty--0.4%                    187,025     Nicholas Piramal India Ltd.                              932,762
                                                                                                                   --------------
                                                                                                                        2,147,051

                                                                 Total Common Stocks in India                           7,660,009


Japan--1.5%       Pharmaceutical--                   150,000     Takeda Pharmaceutical Co., Ltd.                        7,295,222
                  Prescription--1.5%

                                                                 Total Common Stocks in Japan                           7,295,222

                                                                 Total Common Stocks in the Pacific Basin/Asia--3.1%   14,955,231



WESTERN EUROPE

France--1.5%      Pharmaceutical--                    80,000     Sanofi-Aventis                                         7,107,102
                  Prescription--1.5%

                                                                 Total Common Stocks in France                          7,107,102


Netherlands--1.0% Medical Devices--1.0%               94,679     Orthofix International NV (c)                          4,449,913

                                                                 Total Common Stocks in the Netherlands                 4,449,913


Switzerland--8.1% Pharmaceutical--                    100,000    Novartis AG                                            4,886,917
                  Prescription--8.1%                  280,000    Roche Holding AG                                      34,012,851

                                                                 Total Common Stocks in Switzerland                    38,899,768


United            Medical Devices--0.3%              140,506     Smith & Nephew Plc                                     1,449,929

Kingdom--1.7%     Pharmaceutical--                 1,700,000     Ark Therapeutics Group Plc (c)                         3,733,838
                  Specialty--1.4%                    100,000     Shire Pharmaceuticals Plc (a)                          3,108,000
                                                                                                                   --------------
                                                                                                                        6,841,838

                                                                 Total Common Stocks in the United Kingdom              8,291,767

                                                                 Total Common Stocks in Western Europe--12.3%          58,748,550

                                                                 Total Investments in Common Stocks
                                                                 (Cost--$361,677,360)--97.7%                          466,782,213


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Schedule of Investments (concluded)                                                                             (in U.S. dollars)

                                         Beneficial Interest     Short-Term Securities                                  Value
                                                 $12,025,393     Merrill Lynch Liquidity Series, LLC Cash
                                                                 Sweep Series I (b)                                $   12,025,393
                                                  84,757,350     Merrill Lynch Liquidity Series, LLC Money
                                                                 Market Series (b)(d)                                  84,757,350

                                                                 Total Investments in Short-Term Securities
                                                                 (Cost--$96,782,743)--20.3%                            96,782,743

                  Total Investments (Cost--$458,460,103**)--118.0%                                                    563,564,956
                  Liabilities in Excess of Other Assets--(18.0%)                                                     (85,790,099)
                                                                                                                   --------------
                  Net Assets--100.0%                                                                               $  477,774,857
                                                                                                                   ==============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
    These industry classifications are unaudited.

** The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                       $  460,226,275
                                                         ==============
    Gross unrealized appreciation                        $  110,435,532
    Gross unrealized depreciation                           (7,096,851)
                                                         --------------
    Net unrealized appreciation                          $  103,338,681
                                                         ==============

(a) Depositary Receipts.

(b) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                              Interest/
                                                  Net          Dividend
    Affiliate                                   Activity         Income


    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I               $   4,401,476     $223,320
    Merrill Lynch Liquidity Series,
       LLC Money Market Series               $(50,402,456)     $193,529
    Merrill Lynch Premier
       Institutional Fund                     (45,053,269)     $  4,239

(c) Non-income producing security.

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Statement of Assets and Liabilities

As of April 30, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $77,541,368) (identified cost--$361,677,360)                                                        $   466,782,213
           Investments in affiliated securities, at value (identified cost--$96,782,743)                               96,782,743
           Foreign cash (cost--$169,858)                                                                                  170,214
           Receivables:
               Securities sold                                                                 $     5,684,580
               Dividends                                                                               506,822
               Capital shares sold                                                                     160,952
               Interest from affiliates                                                                 13,303
               Securities lending                                                                        5,992          6,371,649
                                                                                               ---------------
           Prepaid expenses and other assets                                                                               31,003
                                                                                                                  ---------------
           Total assets                                                                                               570,137,822
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   84,757,350
           Payables:
               Securities purchased                                                                  5,572,460
               Capital shares redeemed                                                               1,158,792
               Investment adviser                                                                      364,116
               Other affiliates                                                                        178,817
               Distributor                                                                             176,303
               Custodian bank                                                                           69,205          7,519,693
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                          85,922
                                                                                                                  ---------------
           Total liabilities                                                                                           92,362,965
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   477,774,857
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $     2,362,639
           Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                2,570,798
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                1,505,090
           Class I Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                2,244,411
           Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                   39,792
           Paid-in capital in excess of par                                                                           352,718,526
           Accumulated investment loss--net                                                    $     (250,563)
           Undistributed realized capital gains--net                                                11,469,690
           Unrealized appreciation--net                                                            105,114,474
                                                                                               ---------------
           Total accumulated earnings--net                                                                            116,333,601
                                                                                                                  ---------------
           Net Assets                                                                                             $   477,774,857
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $142,774,205 and 23,626,385 shares outstanding                         $          6.04
                                                                                                                  ===============
           Class B--Based on net assets of $117,481,991 and 25,707,979 shares outstanding                         $          4.57
                                                                                                                  ===============
           Class C--Based on net assets of $68,742,748 and 15,050,903 shares outstanding                          $          4.57
                                                                                                                  ===============
           Class I--Based on net assets of $146,922,471 and 22,444,112 shares outstanding                         $          6.55
                                                                                                                  ===============
           Class R--Based on net assets of $1,853,442 and 397,921 shares outstanding                              $          4.66
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Statement of Operations

For the Year Ended April 30, 2005
Investment Income

           Dividends (net of $129,054 foreign withholding tax)                                                    $     2,157,156
           Interest from affiliates                                                                                       223,320
           Securities lending--net                                                                                        197,768
                                                                                                                  ---------------
           Total income                                                                                                 2,578,244
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     5,743,734
           Account maintenance and distribution fees--Class B                                        1,424,592
           Account maintenance and distribution fees--Class C                                          750,662
           Transfer agent fees--Class I                                                                429,223
           Account maintenance fees--Class A                                                           369,835
           Transfer agent fees--Class B                                                                341,826
           Transfer agent fees--Class A                                                                313,872
           Accounting services                                                                         222,932
           Transfer agent fees--Class C                                                                189,067
           Custodian fees                                                                              148,517
           Professional fees                                                                            74,465
           Registration fees                                                                            68,303
           Printing and shareholder reports                                                             63,472
           Directors' fees and expenses                                                                 45,756
           Pricing fees                                                                                  7,824
           Account maintenance and distribution fees--Class R                                            4,773
           Transfer agent fees--Class R                                                                  2,226
           Other                                                                                        57,218
                                                                                               ---------------
           Total expenses                                                                                              10,258,297
                                                                                                                  ---------------
           Investment loss--net                                                                                       (7,680,053)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                     28,895,725
               Foreign currency transactions--net                                                    (399,975)         28,495,750
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (including $429,975 deferred foreign capital gain tax credit)     (24,283,099)
               Foreign currency transactions--net                                                       11,301       (24,271,798)
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                      4,223,952
                                                                                                                  ---------------
           Net Decrease in Net Assets Resulting from Operations                                                   $   (3,456,101)
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Statements of Changes in Net Assets
                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                     2005             2004
Operations

           Investment loss--net                                                                $   (7,680,053)    $   (8,575,217)
           Realized gain--net                                                                       28,495,750         67,464,854
           Change in unrealized appreciation/depreciation--net                                    (24,271,798)         78,787,298
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                         (3,456,101)        137,676,935
                                                                                               ---------------    ---------------

Distributions to Shareholders

           Realized gain--net:
               Class A                                                                             (9,134,235)                 --
               Class B                                                                            (11,655,113)                 --
               Class C                                                                             (6,066,998)                 --
               Class I                                                                            (11,767,593)                 --
               Class R                                                                                (63,939)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from distributions to shareholders                (38,687,878)                 --
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                    (180,272,066)       (72,227,314)
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                               (222,416,045)         65,449,621
           Beginning of year                                                                       700,190,902        634,741,281
                                                                                               ---------------    ---------------
           End of year*                                                                        $   477,774,857    $   700,190,902
                                                                                               ===============    ===============
               * Accumulated investment loss--net                                              $     (250,563)    $     (190,068)
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     6.38    $     5.21   $     6.23   $     6.29   $     6.63
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.07)         (.06)        (.05)        (.07)        (.05)
           Realized and unrealized gain (loss)--net                      .10          1.23        (.97)          .24         1.05
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .03          1.17       (1.02)          .17         1.00
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.37)            --           --        (.23)       (1.34)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     6.04    $     6.38   $     5.21   $     6.23   $     6.29
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                           .74%        22.46%     (16.37%)        2.78%       14.21%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.58%         1.55%        1.58%        1.52%        1.50%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (1.13%)       (1.00%)      (1.04%)      (1.20%)       (.80%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  142,774    $  160,443   $  119,375   $  146,714   $  107,642
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        126.81%       141.46%      128.24%       81.36%       65.42%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     4.96    $     4.08   $     4.91   $     5.05   $     5.55
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.09)         (.08)        (.08)        (.10)        (.09)
           Realized and unrealized gain (loss)--net                      .07           .96        (.75)          .19          .89
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.02)           .88        (.83)          .09          .80
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.37)            --           --        (.23)       (1.30)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     4.57    $     4.96   $     4.08   $     4.91   $     5.05
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         (.09%)        21.57%     (16.90%)        1.85%       13.28%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.36%         2.32%        2.36%        2.29%        2.26%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (1.91%)       (1.78%)      (1.83%)      (1.97%)      (1.57%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  117,482    $  177,952   $  194,543   $  310,916   $  331,683
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        126.81%       141.46%      128.24%       81.36%       65.42%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     4.96    $     4.07   $     4.91   $     5.05   $     5.55
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.09)         (.08)        (.08)        (.10)        (.09)
           Realized and unrealized gain (loss)--net                      .07           .97        (.76)          .19          .90
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                            (.02)           .89        (.84)          .09          .81
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.37)            --           --        (.23)       (1.31)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     4.57    $     4.96   $     4.07   $     4.91   $     5.05
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         (.09%)        21.87%     (17.11%)        1.85%       13.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.37%         2.33%        2.37%        2.30%        2.28%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (1.92%)       (1.79%)      (1.84%)      (1.99%)      (1.58%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   68,743    $   85,753   $   76,606   $   98,994   $   66,028
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        126.81%       141.46%      128.24%       81.36%       65.42%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     6.87    $     5.59   $     6.66   $     6.70   $     6.98
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.06)         (.05)        (.04)        (.06)        (.04)
           Realized and unrealized gain (loss)--net                      .11          1.33       (1.03)          .25         1.12
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .05          1.28       (1.07)          .19         1.08
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                  (.37)            --           --        (.23)       (1.36)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     6.55    $     6.87   $     5.59   $     6.66   $     6.70
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                           .99%        22.90%     (16.07%)        2.91%       14.57%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.33%         1.29%        1.33%        1.27%        1.24%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                       (.88%)        (.75%)       (.79%)       (.95%)       (.55%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  146,922    $  275,570   $  244,217   $  311,288   $  288,091
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        126.81%       141.46%      128.24%       81.36%       65.42%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Financial Highlights (concluded)
                                                                                                    Class R

                                                                                                                 For the Period
                                                                                                               January 3, 2003++
The following per share data and ratios have been derived                       For the Year Ended April 30,      to April 30,
from information provided in the financial statements.                              2005              2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                $       5.02       $       4.09       $       4.04
                                                                               ------------       ------------       ------------
           Investment loss--net**                                                     (.06)              (.02)              (.01)
           Realized and unrealized gain--net                                            .07                .95                .06
                                                                               ------------       ------------       ------------
           Total from investment operations                                             .01                .93                .05
                                                                               ------------       ------------       ------------
           Less distributions from realized gain--net                                 (.37)                 --                 --
                                                                               ------------       ------------       ------------
           Net asset value, end of period                                      $       4.66       $       5.02       $       4.09
                                                                               ============       ============       ============

Total Investment Return++++

           Based on net asset value per share                                          .54%             22.74%        1.24%++++++
                                                                               ============       ============       ============

Ratios to Average Net Assets

           Expenses                                                                   1.83%              1.73%             1.84%*
                                                                               ============       ============       ============
           Investment loss--net                                                     (1.37%)            (1.15%)            (.36%)*
                                                                               ============       ============       ============

Supplemental Data

           Net assets, end of period (in thousands)                            $      1,853        $       473              --***
                                                                               ============       ============       ============
           Portfolio turnover                                                       126.81%            141.46%            128.24%
                                                                               ============       ============       ============

             * Annualized.

            ** Based on average shares outstanding.

           *** Amount is less than $1,000.

            ++ Commencement of operations.

          ++++ Total investment returns exclude the effects of sales charges.

        ++++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's
Board of Directors.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $8,019,533 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $399,975 has been reclassified between accumulated net investment loss and undistributed net realized capital gains as a result of permanent differences attributable to net operating losses, foreign currency transactions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account
                                     Maintenance           Distribution
                                             Fee                    Fee

Class A                                     .25%                     --
Class B                                     .25%                   .75%
Class C                                     .25%                   .75%
Class R                                     .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.




MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)


For the year ended April 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                            FAMD                 MLPF&S

Class A                                 $  3,056              $  38,168
Class I                                 $     70              $     913


For the year ended April 30, 2005, MLPF&S received contingent deferred sales charges of $193,924 and $7,550 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $192 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2005, the Fund lent securities with a value of $5,121,948 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended April 30, 2005, MLIM, LLC received $84,942 in securities lending agent fees.

In addition, MLPF&S received $818,400 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended April 30, 2005, the Fund reimbursed MLIM $12,553 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2005 were $713,559,608 and $946,900,425, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $180,272,066 and $72,227,314 for the years ended April 30, 2005 and
April 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended April 30, 2005                        Shares               Amount

Shares sold                              2,840,992     $     17,026,680
Automatic conversion of shares           2,538,742           15,235,649
Shares issued to shareholders in
   reinvestment of distributions         1,345,733            7,908,862
                                   ---------------     ----------------
Total issued                             6,725,467           40,171,191
Shares redeemed                        (8,228,619)         (49,224,908)
                                   ---------------     ----------------
Net decrease                           (1,503,152)     $    (9,053,717)
                                   ===============     ================


Class A Shares for the Year                                      Dollar
Ended April 30, 2004                        Shares               Amount

Shares sold                              3,548,971     $     21,466,372
Automatic conversion of shares           4,753,957           29,349,565
                                   ---------------     ----------------
Total issued                             8,302,928           50,815,937
Shares redeemed                        (6,095,207)         (36,859,042)
                                   ---------------     ----------------
Net increase                             2,207,721     $     13,956,895
                                   ===============     ================


Class B Shares for the Year                                      Dollar
Ended April 30, 2005                        Shares               Amount

Shares sold                              2,194,158     $     10,113,067
Shares issued to shareholders in
   reinvestment of distributions         2,296,589           10,280,937
                                   ---------------     ----------------
Total issued                             4,490,747           20,394,004
                                   ---------------     ----------------
Shares redeemed                       (11,362,052)         (51,790,118)
Automatic conversion of shares         (3,306,410)         (15,235,649)
                                   ---------------     ----------------
Total redeemed                        (14,668,462)         (67,025,767)
                                   ---------------     ----------------
Net decrease                          (10,177,715)     $   (46,631,763)
                                   ===============     ================


Class B Shares for the Year                                      Dollar
Ended April 30, 2004                        Shares               Amount

Shares sold                              4,858,391     $     22,694,707
                                   ---------------     ----------------
Automatic conversion of shares         (6,102,911)         (29,349,565)
Shares redeemed                       (10,596,407)         (49,517,621)
                                   ---------------     ----------------
Total redeemed                        (16,699,318)         (78,867,186)
                                   ---------------     ----------------
Net decrease                          (11,840,927)     $   (56,172,479)
                                   ===============     ================



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended April 30, 2005                        Shares               Amount

Shares sold                              1,680,859     $      7,724,596
Shares issued to shareholders in
   reinvestment of distributions         1,201,784            5,387,888
                                   ---------------     ----------------
Total issued                             2,882,643           13,112,484
Shares redeemed                        (5,132,233)         (23,414,159)
                                   ---------------     ----------------
Net decrease                           (2,249,590)     $   (10,301,675)
                                   ===============     ================


Class C Shares for the Year                                      Dollar
Ended April 30, 2004                        Shares               Amount

Shares sold                              3,027,451     $     14,171,991
Shares redeemed                        (4,525,969)         (21,296,318)
                                   ---------------     ----------------
Net decrease                           (1,498,518)     $    (7,124,327)
                                   ===============     ================


Class I Shares for the Year                                      Dollar
Ended April 30, 2005                        Shares               Amount

Shares sold                              2,119,737     $     13,738,441
Shares issued to shareholders in
   reinvestment of distributions         1,696,873           10,649,607
                                   ---------------     ----------------
Total issued                             3,816,610           24,388,048
Shares redeemed                       (21,504,553)        (140,059,954)
                                   ---------------     ----------------
Net decrease                          (17,687,943)     $  (115,671,906)
                                   ===============     ================


Class I Shares for the Year                                      Dollar
Ended April 30, 2004                        Shares               Amount

Shares sold                              5,776,882     $     37,022,644
Shares redeemed                        (9,357,955)         (60,361,693)
                                   ---------------     ----------------
Net decrease                           (3,581,073)     $   (23,339,049)
                                   ===============     ================


Class R Shares for the Year                                      Dollar
Ended April 30, 2005                        Shares               Amount

Shares sold                                364,470     $      1,671,887
Shares issued to shareholders in
   reinvestment of distributions            13,862               63,939
                                   ---------------     ----------------
Total issued                               378,332            1,735,826
Shares redeemed                           (74,722)            (348,831)
                                   ---------------     ----------------
Net increase                               303,610     $      1,386,995
                                   ===============     ================


Class R Shares for the Year                                      Dollar
Ended April 30, 2004                        Shares               Amount

Shares sold                                110,216     $        532,188
Shares redeemed                           (15,930)             (80,542)
                                   ---------------     ----------------
Net increase                                94,286     $        451,646
                                   ===============     ================


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended April 30, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Commitments:
At April 30, 2005, the Fund had outstanding foreign exchange contracts, under which it agreed to purchase a foreign currency with an approximate value of $1,173,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended April 30, 2005 and April 30, 2004 was as follows:

                                         4/30/2005            4/30/2004

Distributions paid from:
   Net long-term capital gains     $    38,687,878     $             --
                                   ---------------     ----------------
Total taxable distributions        $    38,687,878     $             --
                                   ===============     ================


As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                     $             --
Undistributed long-term capital gains--net                   13,235,862
                                                       ----------------
Total undistributed earnings--net                            13,235,862
Capital loss carryforward                                            --
Unrealized gains--net                                      103,097,739*
                                                       ----------------
Total accumulated earnings--net                        $    116,333,601
                                                       ================

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency losses for tax purposes.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
June 17, 2005



Important Tax Information (unaudited)


Merrill Lynch Healthcare Fund, Inc. paid long-term capital gain distributions of $.189870 and $.181324 per share to shareholders of record on July 21, 2004 and December 15, 2004, respectively.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Robert C. Doll, Jr.*    President    2005 to    President of MLIM/FAM-advised funds since      124 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    163 Portfolios
Princeton,              Director                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators, L.P. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors*

Ronald W. Forbes        Director     2000 to    Professor Emeritus of Finance, School of       48 Funds       None
P.O. Box 9095                        present    Business, State University of New York at      48 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 64                                         Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     2000 to    Professor, Harvard Business School since       48 Funds       Newell
P.O. Box 9095                        present    1989; Associate Professor, J.L. Kellogg        48 Portfolios  Rubbermaid, Inc.
Princeton,                                      Graduate School of Management, Northwestern                   (manufacturing)
NJ 08543-9095                                   University from 1985 to 1989; Associate
Age: 52                                         Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School of Publishing since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001; Counsel   48 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment     48 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director
NJ 08543-9095                                   and Secretary of Sanford C. Bernstein & Co.,
Age: 59                                         Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to    President, Middle East Institute from 1995     48 Funds       None
P.O. Box 9095                        present    to 2001; Foreign Service Officer, United       48 Portfolios
Princeton,                                      States Foreign Service from 1961 to 1995;
NJ 08543-9095                                   Career Minister from 1989 to 1995; Deputy
Age: 69                                         Inspector General, U.S. Department of State
                                                from 1991 to 1994; U.S. Ambassador to The
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1983 to    Professor of Finance from 1984 to 1995,        48 Funds       Bowne & Co.,
P.O. Box 9095                        present    Dean from 1984 to 1993 and since 1995          48 Portfolios  Inc. (financial
Princeton,                                      Dean Emeritus of New York University Leonard                  printers);
NJ 08543-9095                                   N. Stern School of Business Administration.                   Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg       Director     1994 to    Self-employed financial consultant since       48 Funds       None
P.O. Box 9095                        present    1994; Executive Vice President of The          48 Portfolios
Princeton,                                      Prudential Insurance Company of America from
NJ 08543-9095                                   1988 to 1994; former Director of Prudential
Age: 70                                         Reinsurance Company and former Trustee of the
                                                Prudential Foundation.


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Officers and Directors (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         1993 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and        since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM
NJ 08543-9011           Treasurer    1999 to    from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice
Age: 44                              present    President, Treasurer and Secretary of the IQ Funds since 2004.


Jordan C. Schreiber     Vice         1983 to    Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 75


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present    to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
JPMorgan Chase Bank
Global Securities Services
4 Chase Metrotech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin
A. Ryan, Director of Merrill Lynch Healthcare Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund;
(c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds with similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in November 2004, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked below the median of its comparable group for the one year period, above the median for the three year period and slightly below the median for the five year period. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Schreiber has more than twenty years' experience in portfolio management; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore funds with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. While the Fund's contractual and actual management fee rates ranked above the median of the eight comparable funds classified by Lipper for the last fiscal year, the Board noted that the Fund's overall expense ratio was at the median of the comparable funds. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

     (a) Audit Fees -         Fiscal Year Ending April 30, 2005 - $36,000
                              Fiscal Year Ending April 30, 2004 - $34,000

     (b) Audit-Related Fees - Fiscal Year Ending April 30, 2005 - $0
                              Fiscal Year Ending April 30, 2004 - $0

     (c) Tax Fees -           Fiscal Year Ending April 30, 2005 - $5,700
                              Fiscal Year Ending April 30, 2004 - $5,200

     The nature of the services include tax compliance, tax advice and tax planning.

     (d) All Other Fees -     Fiscal Year Ending April 30, 2005 - $0
                              Fiscal Year Ending April 30, 2004 - $0

     (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services).
     The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2)  0%

     (f) Not Applicable

     (g) Fiscal Year Ending April 30, 2005 - $9,780,582
         Fiscal Year Ending April 30, 2004 - $17,002,957

     (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Healthcare Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 20, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 20, 2005